UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2023

Masco Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	1-5794	38-1794485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17450 College Parkway,	Livonia,	Michigan	48152
(Address of Principal Executive Offices)			(Zip Code)
(313) 274-7400
(Registrant’s telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	MAS	New York Stock Exchange

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

    ☐ Emerging growth company

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

Attached and incorporated herein by reference as Exhibit 99 is a copy of the press release dated April 26, 2023 reporting Masco Corporation’s financial results for the first quarter 2023 and certain other information and supplemental information prepared for use in connection with the financial results for the first quarter 2023. On April 26, 2023, Masco Corporation will hold an investor conference call and webcast to discuss financial results for the first quarter 2023.

This information, including Exhibit 99 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2023, the Company’s Board of Directors appointed David A. Chaika to serve as Interim Chief Financial Officer, effective June 1, 2023, upon the retirement of our current Chief Financial Officer, John G. Sznewajs. Mr. Chaika will serve in this capacity while the Company conducts an internal and external search for a permanent Chief Financial Officer.

Mr. Chaika joined the Company in 2002 and was appointed to the role of Vice President, Treasurer and Investor Relations in 2016. He will continue to serve in this capacity while serving as Interim Chief Financial Officer.

There are no understandings or arrangements between Mr. Chaika and any other person pursuant to which he was appointed as Interim Chief Financial Officer. There are and have been no transactions since the beginning of the Company’s last fiscal year or currently proposed, regarding Mr. Chaika, that are required to be disclosed by Item 404(a) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99  Press Release of Masco Corporation dated April 26, 2023 reporting Masco Corporation’s financial results for the first quarter 2023 and certain other information and supplemental information prepared for use in connection with the financial results for the first quarter 2023.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION

By:	/s/ John G. Sznewajs
Name:	John G. Sznewajs
Title:	Vice President, Chief Financial Officer

April 26, 2023

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